SERVICE AGREEMENT NO. 3 7 8 9 7

         CONTROL NO. 1993-10-02 - 0158

         I TS SERVICE AGREEMENT
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
         THIS AGREEMENT, made and entered into this 01 day of  NOVEMBER 1993 by and between:

               COLUMBIA GAS TRANSMISSION CORPORATION
               ("SELLER")
               AND
               PENNSYLVANIA GAS & WATER CO
               ("BUYER")

         WITNESSETH: That in consideration of the mutual covenants herein contained. the parties hereto agree as follows:

         Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive service in accor-
         dance with the provisions of the effective ITS Rate Schedule and applicable General Terms and
         Conditions of Seller's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal
         Energy Regulatory Commission (Commission), as the same may be amended or superseded in accor-
         dance with the rules and regulations of the Commission. The maximum obligation of Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which
         Seller shall deliver or cause gas to be delivered to or for Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the
         Commission. Service hereunder shall be provided subject to the provisions of Part 284. 102 of Subpart B of the Commission's regulations. Buyer warrants that service hereunder is being provided on behalf of
         A LOCAL DISTRIBUTION COMPANY
         PENNSYLVANIA GAS & WATER CO.

         Section 2. Term. Service under this Agreement shall commence as of NOVEMBER 01, 1993, and shall continue in full force and effect from month-to-month thereafter unless terminate by either party upon 30 days written notice to the other prior to the end of the initial term granted or made on any anniversary date there-
         after. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

         Section 3. Rates. Buyer shall pay Seller the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

         Section 4. Notices. Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273,
         Charleston, West Virginia 25325-1273, Attention: Director, Transportation and Exchange and notices to
         Buyer shall be addressed to it at:

         PENNSYLVANIA GAS & WATER CO
         DIRECTOR OF GAS SUPPLY
         39 PUBLIC SQUARE
         WILKES-BARRE, PA 18711

         ATTN: WILLIAM ECKERT;

         until changed by either party by written notice,
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         SERVICE AGREEMENT NO. 37897
         CONTROL NO. 1993-10-02-0158

         ITS SERVICE AGREEMENT

         Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: ITS 33059

         PENNSYLVANIA GAS & WATER CO

         By /s/ Joseph F. Perugino
         Title  Vice President

         COLUMBIA GAS TRANSMISSION CORPORATION

         By /s/ Robert D. Stuart
         Title  Manager
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         Revision No.
         Control No. 1993-10-02-0158

         Appendix A to Service Agreement No. 37897
         Under Rate Schedule ITS
         Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) PENNSYLVANIA GAS & WATER CO

         Transportation Quantity      15,000 Dth/day

         The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions is incorporated herein by reference for purposes of listing valid interruptible receipt points and delivery points.

         Service changes pursuant to this Appendix A shall become effective as of NOVEMBER 01, 1993. This
         Appendix A shall cancel and supersede the previous Appendix A effective as of      N/A
         to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

         PENNSYLVANIA GAS & WATER CO

         By /s/ Joseph F. Perugino
         Its    Vice President
         Date October 26, 1993

         COLUMBIA GAS TRANSMISSION CORPORATION

         By /s/ Robert D. Stuart
         Its    Mananger
         Date   November 18, 1993
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